Filed pursuant to Rule 497(e).
                                              File Nos. 33-46479 and 811-06602.

Supplement dated August 25, 2004
to Prospectus dated November 1, 2003

                                     [LOGO]
                       The Preferred Group of Mutual Funds
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com


PREFERRED INTERNATIONAL GROWTH FUND SUBADVISORY ARRANGEMENTS
------------------------------------------------------------

On August 24, 2004, Marvin & Palmer Associates, Inc. ("Marvin & Palmer") was terminated as a subadviser to the Preferred International Growth Fund (the "Fund"). On September 1, 2004, pursuant to an interim subadviser agreement (the "Interim Agreement"), McKinley Capital Management, Inc. ("McKinley") will assume full subadvisory responsibility for the Fund and will manage the Fund as described below. The Interim Agreement is expected to terminate on or before January 21, 2005, at which time it is expected that McKinley will continue to manage the Fund pursuant to a subadviser agreement that has been approved by the shareholders of the Fund.

     INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of foreign companies. While the Fund primarily invests in companies located in developed countries, it may also invest in companies located in emerging markets.

McKinley employs a bottom up, growth approach in selecting investments for the Fund. Using proprietary quantitative models, McKinley systematically searches for and strives to identify companies with early signs of accelerating growth. The primary model is designed to identify common stocks that are inefficiently priced relative to the market, while taking volatility of returns into consideration. The remaining candidates then pass through liquidity and strength of earnings tests.

In the final portfolio construction process, McKinley examines a variety of qualitative factors that McKinley believes could ultimately impact earnings. The Fund's final selection of investments results in a portfolio of approximately 35 to 50 securities with the goal of providing diversification among issues, industries, sectors and countries.

The following factors will be considered when the Fund decides to sell a specific security:

o    Sustained diminished return-to-risk ratio.
o    Significant downward revisions in analysts' earnings expectations.
o    Negative earnings surprises.
o    Unfavorable estimated growth rate of price-to-earnings ratio.
o    Scaling back appreciating positions.
o    Macro/political factors.


                                                                 (continued)

     INVESTMENT ADVISER AND PORTFOLIO MANAGER

McKinley, a privately held Alaska corporation, is located at 3301 C Street, Suite 500, Anchorage, Alaska 99503. The firm was established in 1990 by Robert
B. Gillam, who remains today its President and Chief Investment Officer. McKinley is a global growth specialist with assets under management of approximately $5 billion as of June 30, 2004.

The day-to-day management of the Fund's investments will be the responsibility of a team of investment management professionals headed by Robert B. Gillam, the firm's founder and Chief Investment Officer and sole Trustee of McKinley's sole shareholder. Mr. Gillam has over thirty years experience in the financial services industry, including banking, brokerage, and investment management.

     TRANSITION PERIOD

McKinley intends to employ investment strategies that are different than those currently employed by Marvin & Palmer to manage the Fund. As a result, the composition of the Fund's investments will change. The portfolio turnover resulting from these changes will involve brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities that will be borne directly by the Fund. In addition, any net gains arising from such sales (as increased by net gains or reduced by net losses otherwise recognized during the balance of the Fund's current taxable year, whether before or after the replacement of Marvin & Palmer with McKinley, and also as reduced by any available capital loss carryforwards) will potentially result in additional taxable distributions to Fund shareholders during 2004. The portfolio turnover thus may result in shareholders receiving taxable income or gains sooner than if no such replacement had occurred. All of these may lower the Fund's after-tax return to shareholders.

In order to permit McKinley to begin managing the Fund pursuant to its investment strategies on September 1, 2004, Caterpillar Investment Management Ltd. ("CIML"), the Fund's investment manager, has retained a transition manager ("Transition Manager"). Effective upon the termination of Marvin & Palmer, the Transition Manager has assisted CIML in transitioning the Fund's holdings so that, on or before September 1, 2004, the Fund will be composed of those securities specified by McKinley. During this transition period, the Fund will use the proxy voting policies and procedures of CIML to determine how to vote proxies relating to securities held by the Fund. The Transition Manager will not be empowered to determine the securities to be bought or sold by the Fund, but rather will strive to assist in implementing the new strategies as efficiently as possible. During this transition period, in order to maintain the Fund's exposure to the equity markets, the Fund may purchase shares of iShares MSCI EAFE Index Fund. Any fees of the Transition Manager will be paid by CIML.

MANAGEMENT FEE WAIVER

Effective September 1, 2004, CIML has voluntarily agreed to waive a portion of its Management Fee (0.15%) with respect to the Fund.

                                                                 0007-1013  8/04